Exhibit 99.1
Investor Presentation RBC Capital Markets 2007 Financial Institutions Conference September 26, 2007

Who We Are Main Sub: Rockland Trust Market: S.E. Massachusetts Loans: $2.0 B Deposits: $2.1 B $AUM: $1.1 B Market Cap: $0.4 B NASDAQ: INDB

Key Messages Repositioning for superior risk/returns Business platform in excellent shape We're more than a retail bank Extraordinary levels of customer loyalty and satisfaction - where each relationship matters Well-positioned to capitalize on exciting regional developments

52 Branches 5 Mortgage Banking Centers 9 Commercial Banking Centers 3 Investment Management Centers Company Footprint Company Footprint Commanding presence in growth markets

52 Branches 5 Mortgage Banking Centers 9 Commercial Banking Centers 3 Investment Management Centers Business generation extends beyond S.E. Mass. footprint Company Footprint

Source: SNL Financial Fastest Growing Region In The State MA Plymouth County Barnstable County A 0.022 B 0.042 C 0.038 MA Plymouth County Barnstable County A 64 B 70 C 59.2 1990-2002 5.5% 8.6% 19.1% Attractive Demographics Projected Population Growth 2006 - 2011 Median HH Income ($ Thou.) 2006

Economic Stimuli and Growth From: Major commuter rail expansion Potential gaming site: 1st in state High % of undeveloped land Steady migration into Cape Cod National retailers expanding into the region INDB Well-Positioned To Capitalize Exciting Regional Developments

Rail Lines Existing Under Construction Proposed Highway Rt. 44 Expansion Potential Gaming Site Growth Market Infrastructure

Challenging yield curve Intense loan / deposit pricing competition Housing market pressures Credit markets in disarray Negative investor psychology Prevailing Environment - Tough One For Sure

Sitting still is not an option Sharpen the pencil on risk/returns Feed our strengths Will not reach for earnings Hit the ground running when conditions improve Current Tough Environment - Our Response

Reduce below-hurdle assets Grow competitively-advantaged loan businesses Grow fee-based activities, esp. wealth management Improve funding mix Manage expenses tightly ... fund growth initiatives Adopt a selective approach to acquisitions Return excess capital to shareholders Repositioning for Superior Long-Term Performance Current Tough Environment - Our Gameplan

Asset Class Securities Residential Mortgages Indirect Auto Commercial Loans Home Equity Emphasis Repositioning the Balance Sheet

Improved Earning Asset and Funding Mix Improvement / Sustenance of Interest Margin Freeing-Up of Capital Improvement in Expected Returns Sacrifice of Near-Term Earnings Repositioning the Balance Sheet - Net Result

Q4 '05 Q4 '06 Q2 '07 717 517 460 Securities Residential R.E. Loans Auto Loans 36% $ Mil Q4 '05 Q4 '06 Q2 '07 442 398 360 19% Q4 '05 Q4 '06 Q2 '07 263 207 179 32% Shedding Non-Relationship Assets Reducing Below - Hurdle Assets

Q4 '05 Q4 '06 Q2 '07 252 277 288 Commercial Commercial R.E. Strong Pipeline Adding Experienced Lenders Highly Diversified Construction Demand Slowing New Market Tax Credit Program Home Equity Q4 '05 Q4 '06 Q2 '07 824 860 867 Generates New Customers High Credit Standards 5% 14% $ Mil Loans 16% Q4 '05 Q4 '06 Q2 '07 206 234 238 51 60 66 small business Lending Businesses - Areas of Emphasis

Home Eq/Oth. Consumer Loans Consumer-Resi's & Auto Loans Securities & Fed Funds Commercial Loans 0.11 0.25 0.28 0.36 Home Eq./Oth. Consumer Loans Consumer - Resi's & Auto Loans Securities & Fed Funds Commercial Loans 0.14 0.22 0.19 0.45 Q4 '05 $2.8 B Q2 '07 $2.4 B More Attractive Earning Asset Mix Shift In Composition Expected to Continue Repositioning the Balance Sheet

Q4 '05 Q4 '06 Q2 '07 588 494 378 FHLB Borrowings Significantly Reduced Refinancing of Trust Preferred will save $1mm / year 36% Borrowings ($ Mil) % of Assets Q4 '05 Q4 '06 Q2 '07 0.19 0.17 0.14 Improved Funding Mix - Lower Wholesale Borrowings

Savings/Now C/D's Money Market Demand Deposits $2.1B 0.28 0.26 0.22 0.24 TOTAL DEPOSITS Q2 '07 AVG. COST - TOTAL DEP: 2.10% LOANS/DEPOSITS < 100% Very Focused On Containing Deposit Costs Improved Funding Mix - Lower Cost Deposits

Net Interest Margin Holding Up Despite Difficult Conditions

2006 2007 16 14.1 Q4 '05 Q4 '06 Q2 '07 2.8 2.6 2.4 14% 7% 12% Earning Assets ($ Bil) Net Operating Results YTD - 6 Months Earnings ($Mil) Earnings per Share ($) Recent Earnings Trends Reflect Shrinking of the Balance Sheet Sacrificing Short-Term Earnings for Superior Long Term Performance Repositioning the Balance Sheet 2006 2007 1.05 0.98

2005 2006 2006 (6 mos.) 2007 (6 mos.) 26.7 28.5 14.1 15.8 2005 2006 2007 (6 mos.) 0.2 0.22 0.25 *Excluding Securities G/L's and BOLI Benefit Proceeds in 2006 7% 12% % of Operating Revenues Operating Non-Interest Income* ($ Mil) Fee Based Revenues - Steady and Growing Source

Q4 '05 Q4 '06 Q2 '07 Proforma with O'Connell 680 816 896 1300 2005 2006 2006 (6 mos.) 2007 (6 mos.) 5.3 6.1 3.1 4 16% 31% Assets Under Management ($ Mil) Wealth Mgmt. Revenue ($ Mil) Wealth Management - Strategic Priority Natural Fit with Client Base Change in Retail Origination Model Paying Off Recent O'Connell Acquisition Extends Reach 32% # of Accounts 1,342 1,528 1,696 Fee Based Revenues - Steady and Growing Source

Dec '06 Jun '07 14% Net Charge Offs ($ Mil) NPA's ($ Mil) 2006 (6 mos.) 2007 (6 mos.) 78% 0.34% 0.30% 9bp 16bp % Loans Loss Rate 30% + of chargeoffs from a shrinking auto loan portfolio Strong Asset Quality

Dec '06 Jun '07 Reserves / Non-Performing Loans Reserves / Loans Dec '06 Jun '07 Strong Loan Loss Reserves

Mortgage Lending - High Credit Standards

Q4 '05 Q4 '06 Q2 '07 0.0771 0.0806 0.0794 Tangible % Tier 1 Leverage % Q4 '05 Q4 '06 Q2 '07 0.057 0.062 0.059 ------------------------ Since YE '05 ----------------------- Repurchased 1.8 million shares = 12% of total shares Raised dividend by 13% Strong Capital - Returning Excess to Shareholders

$158mm Assets $137mm Deposits 4 Branches IRS Sec. 1031 Like-Kind Exchange Services $200mm AUM $336mm Deposits $135mm Loans 16 Branches Deal Value: $40mm 12% Dep. Premium Deal Value: $37mm 12% Dep. Premium Deal Value: N/A Cash Deal w/ Earn-Out Deal Value: N/A Cash Deal w/ Earn-Out Disciplined Acquisitions Fleet Divest. Aug '00 Falmouth Bancorp Jul '04 Compass Exchange Jan '07 O'Connell Investments Q4 '07 All Acquisitions Immediately Accretive Building Franchise Value

Earning Asset Run-Off Nearing Inflection Point Fee-Based Revenues Growing Nicely Net Interest Margin Holding Up Excellent Shape Credit wise Added Talent in the Right Places Creative Info-Based Sales/Marketing Programs Underway Regional Growth Dynamics Gaining Traction Management Excited and Determined to Perform Better Positioned for the Turn

Statements contained in this presentation that are not historical facts are "forward- looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100